UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 25, 2016

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

805 King Farm Blvd, Suite 550, Rockville, Maryland 20850
(Address of Principal Executive Offices) (Zip Code)

(301) 961-3400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2016, the Board of Directors (the “Board”) of Sucampo Pharmaceuticals, Inc. (the “Company”) (i) voted to increase the authorized size of the Board by one, from six to seven, effective as of August 1, 2016, and (ii) appointed Paul R. Edick to the Board as a Class I member to fill the new vacancy on the Board and to hold office until the 2019 annual meeting of stockholders and until a successor is elected and qualified, or until his earlier resignation or removal. Mr. Edick will serve on the Compensation and Nomination & Corporate Governance Committees of the Board. The Company issued a press release announcing Mr. Edick’s appointment on July 29, 2016.

Mr. Edick’s director compensation will be similar to other non-employee directors of the Company, as described under “Board of Directors Compensation” in the Company’s 2016 proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 18, 2016. In connection with his appointment, the Board has awarded Mr. Edick Restricted Stock Units for 14,700 shares of the Company’s Class A common stock. This award will vest in 3 equal annual installments at the end of each successive annual period following the date of grant, August 1, 2016, subject to Mr. Edick’s continuous service with the Company at each vesting date.

There are no arrangements or understandings between Mr. Edick and any other persons pursuant to which Mr. Edick was selected as a director. There are no transactions, or proposed transactions, during the last two years with the Company to which Mr. Edick was or is to be a party, in which Mr. Edick, or any member of his immediate family, has a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K. There is no familial relationship between Mr. Edick and any other director or executive officer of the Company.

Item 7.01. Regulation FD Disclosure.

On July 29, 2016, the Company issued a press release announcing Mr. Edick’s appointment.  A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated July 29, 2016, “Paul Edick Joins Sucampo’s Board of Directors”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sucampo Pharmaceuticals, Inc.

Date: July 29, 2016	By:	/s/ Andrew P. Smith
Andrew P. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated July 29, 2016, “Paul Edick Joins Sucampo’s Board of Directors”